UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2010

Tupperware Brands Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11657	36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14901 South Orange Blossom Trail, Orlando, FL	32837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 407-826-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted in Item 5.07 below, at the Annual Meeting of Shareholders of Tupperware Brands Corporation (the “Company”, “Registrant”) held on May 12, 2010 (the “Annual Meeting”), the Company’s shareholders approved the Tupperware Brands Corporation 2010 Incentive Plan (the “2010 Plan”). The Plan was approved by the Company’s board of directors (the “Board”) on February 18, 2010, subject to approval by the Company’s shareholders, and is effective May 12, 2010.

The purpose of the 2010 Plan is to promote the success and enhance the value of the Company by linking the personal interest of participants to those of the Company’s shareholders and by providing participants with an incentive for outstanding performance. The 2010 Plan is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of participants upon whose judgment, interest and special efforts the successful conduct of its operations largely is dependent. The 2010 Plan contemplates the grant of cash or equity-based incentive instruments for employees and agents of the Company, as well as the use of the Company’s common stock to remunerate directors of the Company for their services. The number of shares reserved under the 2010 Plan is 4,750,000, as well as any remaining shares under the Company’s Director Stock Plan and the 2006 Incentive Plan. Equity-based incentives could include stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares.

A complete text of the 2010 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

At the Annual Meeting, the Company’s shareholders also elected Antonio Monteiro de Castro to serve as a new member of the Board for a one year term expiring in 2011. The Company issued a press release announcing the election of the new director. A copy of the release is attached as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of shareholders of the Registrant occurred on May 12, 2010. The matters described below were voted upon:

Annual Meeting final votes:

		For	Against or Withheld	Abstain	Broker non-votes
(1)	To elect the following Directors to one year terms expiring in 2011:

	Rita Bornstein, Ph.D	49,608,627	985,446	103,098	5,366,829
	Kriss Cloninger III	50,132,950	462,135	102,086	5,366,829
	E.V. Goings	49,199,485	1,392,147	105,539	5,366,829
	Joe R. Lee	49,647,451	945,786	103,934	5,366,829
	Bob Marbut	49,473,255	1,119,608	104,308	5,366,829
	Antonio Monteiro de Castro	50,311,206	279,915	106,050	5,366,829
	David R. Parker	49,641,566	952,033	103,572	5,366,829
	Joyce M. Roché	49,730,334	868,169	98,668	5,366,829
	J. Patrick Spainhour	50,304,303	288,656	104,212	5,366,829
	M. Anne Szostak	49,902,447	691,345	103,079	5,367,129

(2)	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 25, 2010	54,887,235	1,053,549	123,216	—

(3)	To approve the advisory vote on the Company’s executive compensation program	54,187,032	1,189,999	686,969	—

(4)	To approve the Tupperware Brands Corporation 2010 Incentive Plan	44,265,798	6,289,553	141,820	5,366,829

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Tupperware Brands Corporation 2010 Incentive Plan

99.1	Press release of Tupperware Brands Corporation dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date: May 14, 2010	/s/ Thomas M. Roehlk
Thomas M. Roehlk
Executive Vice President, Chief Legal Officer and Secretary